                                   SCHEDULE 14C
                                  (RULE 14c-101)

                               SCHEDULE 14C INFORMATION

  INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT
                            OF 1934 (AMENDMENT NO.         )

CHECK THE APPROPRIATE BOX:

/X/  Preliminary Information Statement
/ /  Definitive Information Statement
/ /  Confidential for use of the Commission only
/ /  (as permitted by Rule 14c-5(d)(2))


                        IRWIN NATURALS/4HEALTH, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14C-5(G).

  (1) Title of each class of securities to which transaction applies:
      -------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
      -------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      -------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
      -------------------------------------------------------------------------

  (5) Total fee paid:
      -------------------------------------------------------------------------

/ /  Fee previously paid with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
      -------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.
      -------------------------------------------------------------------------

  (3) Filing Party:
      -------------------------------------------------------------------------

  (4) Date Filed:
      -------------------------------------------------------------------------

                                                               PRELIMINARY COPY


                            IRWIN NATURALS/4HEALTH, INC.
                           10549 WEST JEFFERSON BOULEVARD
                           CULVER CITY, CALIFORNIA 90232

                                INFORMATION STATEMENT


     This Information Statement is furnished in connection with a Written Consent of Action of Shareholders (the "Shareholders Consent") of Irwin Naturals/4Health Inc., a Utah corporation (the "Company"), to be executed by the holders of a majority of the shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company issued and outstanding on July 7, 1999 (the "Record Date"), approving an amendment (the "Amendment") of the Company Articles of Incorporation to change the name of the Company from "Irwin Naturals/4Health, Inc." to "Omni Nutraceuticals, Inc." (the "Name Change").

                        WE ARE NOT ASKING YOU FOR A PROXY
                    AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     The Common Stock represents the sole class of the Company's outstanding capital stock. This Information Statement is being mailed to shareholders of the Company on or about __________, 1999.

     The Company expects that the Shareholders Consent will be executed on or before ___________, 1999.

     The written consent of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for approval of the Amendment. The Company has been advised that Klee Irwin, Margarethe Irwin and R. Lindsey Duncan, holders of 20,977,401 shares of Common Stock, representing approximately 74.4% of the Common Stock outstanding on the Record Date, intend to execute the Shareholders Consent, and therefore, the Amendment will be approved by the holders of the requisite number of shares of Common Stock, even if no other shareholder of the Company executes the Shareholders Consent. See "CERTAIN BENEFICIAL OWNERSHIP OF SHARES."

                     AMENDMENT TO ARTICLES OF INCORPORATION

     Pursuant to Unanimous Written Consents of the Board of Directors of the Company (the "Board") dated May 20, 1999 and June 25, 1999, the Board unanimously approved the Name Change, the establishment of July 7, 1999 as the record date for determining holders of the Common Stock eligible to execute the Shareholders Consent, and in connection with the proposed Name Change and subject to shareholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company to "Omni Nutraceuticals, Inc.", by deleting ARTICLE I in its entirety and inserting in lieu thereof, a new ARTICLE I to read as follows:

                                "ARTICLE I
                                   NAME

     The name of the Corporation shall be:  Omni Nutraceuticals, Inc."

REASONS FOR NAME CHANGE

     Management has determined that the name "Omni Nutraceuticals" exemplifies the best aspects of the Company in the rapidly evolving world of natural nutrition. The Company has ambitious plans for the 21st century. Achieving them necessitates the unification of the Company's divergent subsidiaries, trademarks, and brands. The proposed name change is a logical, synergistic step toward the Company's success as a unified company.

EFFECTIVE DATE

     The Name Change will be effective when the Amendment is approved by the holders of majority of the shares of Common Stock outstanding on the Record Date, and Articles of Amendment setting forth the Amendment are filed with the Division of Corporations and Commercial Code of the State of Utah, which is expected to be on or before ___________, 1999.

     The management does not know of any matters to be included in the Shareholders Consent other than those mentioned above.

                 CERTAIN BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth as of July 7, 1999, the number of shares of the Company owned, directly or indirectly by (i) each person who owns of record or who is known by the Company to own beneficially more than 5% of such Common Stock, (ii) each of the executive officers and directors of the Company, and (iii) all of the Company's officers and directors as a group.


----------------------------------------------------------------------------------
                                         Number of
       Name (1)                         Shares Owned             Percent of Class
----------------------------------------------------------------------------------
      Klee Irwin (2)                    15,565,000                     55.3%
      and Margarethe Irwin
----------------------------------------------------------------------------------
      R. Lindsey Duncan (2)(3)           5,412,401                     19.2%
----------------------------------------------------------------------------------
      James Jeffs (2)                            -                        -
----------------------------------------------------------------------------------
      Jonathan Diamond (2)                       -                        -
----------------------------------------------------------------------------------
      Louis Mancini (2)(3)                       -                        -
----------------------------------------------------------------------------------
      Officers and Directors as a       20,977,401                     74.4%
      Group (5 persons)
----------------------------------------------------------------------------------


(1) The mailing address of each of the named individuals is:
       c/o Irwin Naturals/4Health, Inc.
       10549 West Jefferson Boulevard
       Calver City, CA 90232

(2) Director

(3) Executive Officer


                                      By the order of the Board of Directors



                                      R. Lindsey Duncan
                                      Chairman

Culver City, CA
______________, 1999

                                     3